UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 27, 2012

Rowan Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-5491	75-0759420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 POST OAK BOULEVARD

SUITE 5450

HOUSTON, TEXAS 77056

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 28, 2012, Rowan Companies, Inc., a Delaware corporation (the “Company”), announced that its Board of Directors has unanimously approved a plan to change the Company’s corporate structure. Under the proposed plan, the Company’s legal domicile would change from Delaware to the United Kingdom, where the Company already has substantial and growing operations. In connection with the plan to change its structure, the Company entered into an Agreement and Plan of Merger and Reorganization on February 27, 2012 (the “Merger Agreement”), with Rowan Mergeco, LLC, a newly formed Delaware limited liability company (“Rowan Mergeco”) and wholly owned subsidiary of the Company. Under the Merger Agreement, Rowan Mergeco will merge with and into the Company, with the Company being the surviving company (the “Merger”) and an indirect subsidiary of a newly formed English public limited company to be named “Rowan Companies plc” or similar name (“Rowan UK”).

In the Merger, each stockholder of the Company will have the right to receive the number of American depositary shares representing Class A Ordinary Shares of Rowan UK equal to the number of shares of common stock of the Company that the stockholder holds at the effective time of the Merger. Upon completion of the Merger, the Company’s business and operations will continue in substantially the same manner except that Rowan UK will be the parent company of the Rowan group of companies. The Merger Agreement is subject to stockholder approval and other conditions, including receipt of applicable consents and other approvals, as set forth therein. The Company currently anticipates it will complete the proposed change in corporate structure by late spring 2012.

The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 and incorporated into this report by reference.

Item 8.01.	Other Events

On February 28, 2012, the Company issued a press release announcing the proposed plan to change its corporate structure. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this report by reference.

On February 28, 2012, the Company’s CEO, W. Matt Ralls, sent an e-mail to all employees in connection with the proposed plan to change the Company’s corporate structure. A copy of the e-mail is furnished as Exhibit 99.2 and incorporated into this report by reference.

On February 28, 2012, the Company e-mailed FAQs to its employees with respect to the proposed plan to change its corporate structure. A copy of the FAQs is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this report by reference.

On February 28, 2012, the Company held its Fourth Quarter and Full Year 2011 Earnings Call during which, among other topics, the proposed plan to change the Company’s corporate structure was discussed. An excerpt from the conference call script, as it relates to the plan, is furnished as Exhibit 99.4 and incorporated into this report by reference.

On or after February 28, 2012, the Company may send an e-mail to Rowan business partners in connection with the proposed plan to change the Company’s corporate structure. A copy of the form of e-mail is furnished as Exhibit 99.5 and incorporated into this report by reference.

Additional Information

Rowan UK has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which contains a preliminary proxy statement/prospectus in connection with the proposed Merger, and each of the Company and Rowan UK will be filing other relevant materials with the SEC in connection with the transaction. Once the registration statement is declared effective by the SEC, the Company will mail to its stockholders a definitive proxy statement/prospectus regarding the proposed change in corporate structure and related transactions. The Company urges stockholders — including participants in its equity based incentive compensation plans — and investors to read carefully the proxy statement/prospectus (and any other document that the Company or Rowan UK subsequently files with the SEC) before making any voting or investment decision about the proposed Merger, because they contain important information about the Company, Rowan UK and the proposed Merger and related transactions. Stockholders and investors may obtain these documents, as well as other filings containing information about the Company and Rowan UK, for free at the SEC’s website, www.sec.gov, and the Company’s website, www.rowancompanies.com, under the “Investor Relations” heading by accessing the “SEC filings” link.

The Company, Rowan UK and their directors and executive officers and certain other members of management and employees, as well as Innisfree M&A Incorporated (the Company’s proxy solicitor), may be deemed to be participants in the solicitation of proxies in respect of the proposed change in corporate structure. Information about the directors and executive officers of the Company and their ownership in the Company is included in the registration statement filed with the SEC and the documents and information incorporated by reference therein. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of the documents by accessing the SEC’s and our website as described above

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization by and between Rowan Companies, Inc. and Rowan Mergeco, LLC, dated February 27, 2012 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Rowan Companies Limited on February 27, 2012 with the Securities and Exchange Commission).

99.1	Press Release dated February 28, 2012.

99.2	E-mail from Rowan Companies, Inc. CEO W. Matt Ralls to all Rowan employees dated February 28, 2012.

99.3	Employee FAQs dated February 28, 2012.

99.4	Excerpt from Rowan Companies, Inc. Fourth Quarter and Full Year 2011 Earnings Call script as it relates the proposed plan to change the Company’s corporate structure.

99.5	Form of e-mail from Rowan Companies, Inc. to business partners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2012

ROWAN COMPANIES, INC.

By:	/S/ WILLIAM H. WELLS
William H. Wells
Senior Vice President – CFO and Treasurer (Principal Financial Officer)

Index to Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization by and between Rowan Companies, Inc. and Rowan Mergeco, LLC, dated February 27, 2012 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Rowan Companies Limited on February 27, 2012 with the Securities and Exchange Commission).

99.1	Press Release dated February 28, 2012.

99.2	E-mail from Rowan Companies, Inc. CEO W. Matt Ralls to all Rowan employees dated February 28, 2012.

99.3	Employee FAQs dated February 28, 2012.

99.4	Excerpt from Rowan Companies, Inc. Fourth Quarter and Full Year 2011 Earnings Call script as it relates the plan to change the Company’s corporate structure.

99.5	Form of e-mail from Rowan Companies, Inc. to business partners.

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